UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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NATURAL HEALTH TRENDS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NATURAL HEALTH TRENDS CORP.
2050 DIPLOMAT DRIVE
DALLAS, TEXAS 75234

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 25, 2009

To the Stockholders of Natural Health Trends Corp.:
The 2009 annual meeting of stockholders of Natural Health Trends Corp. (the “Company”) will be held on June 25, 2009 at 2050 Diplomat Drive, Dallas, Texas 75234 at 9:00 a.m. local time. At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:
•	Election of three (3) directors to the Board of Directors of the Company to serve until the next annual meeting of the Company’s stockholders; and
•	Ratification of the appointment of Lane Gorman Trubitt, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.
All holders of record of shares of the Company’s common stock at the close of business on April 30, 2009 are entitled to vote at the meeting and any postponements or adjournments of the meeting.
This year, we are using recently adopted Securities and Exchange Commission rules that allow the Company to furnish proxy materials on the Internet to stockholders of the Company. Consequently, these stockholders will not automatically receive paper copies of our proxy materials. We are instead sending to these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report on Form 10-K, and for voting via the Internet. The electronic delivery of our proxy materials will reduce our printing and mailing costs and any environmental impact.
The Notice of Internet Availability of Proxy Materials identifies the date, time and location of the annual meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a Web site where shareholders can request a paper or e-mail copy of our proxy materials, including our proxy statement, annual report on Form 10-K and a proxy card, free of charge.

By Order Of The Board Of Directors,

/s/ Gary C. Wallace
April 30, 2009	Gary C. Wallace
Secretary
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE EXERCISE YOUR VOTING RIGHTS. THIS PROXY STATEMENT IS FIRST BEING MADE AVAILABLE TO THE COMPANY’S STOCKHOLDERS ON OR ABOUT MAY 15, 2009.

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ITEM ONE: ELECTION OF DIRECTORS	17

Biographical Summaries of Nominees for the Board of Directors	17

ITEM TWO: APPOINTMENT OF LANE GORMAN TRUBITT, L.L.P. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL YEAR ENDING DECEMBER 31, 2009	18

Audit and Other Professional Fees	18

Pre-approval Policies and Procedures for Audit and Non-Audit Services	18

OTHER MATTERS	19

ADDITIONAL INFORMATION	19

Stockholder Proposals for the 2010 Annual Meeting and Other Stockholder Communications	19

Annual Report	19

HOUSEHOLDING INFORMATION	20

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NATURAL HEALTH TRENDS CORP.
2050 Diplomat Drive, Dallas, Texas 75234
PROXY STATEMENT
This proxy statement contains information related to the annual meeting of stockholders of Natural Health Trends Corp. (“the Company”) to be held on June 25, 2009, beginning at 9:00 a.m., at the Company’s executive offices, 2050 Diplomat Drive, Dallas, Texas 75234, and at any postponements or adjournments thereof. This proxy statement is first being made available to stockholders on or about May 15, 2009. A Notice of Internet Availability of Proxy Materials will be distributed to stockholders on or about May 15, 2009.
ABOUT THE MEETING
What is the purpose of the meeting?
At the annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders included with this proxy statement.
Who is entitled to vote at the meeting?
Only stockholders of record at the close of business on April 30, 2009, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.
What are the voting rights of the holders of the Company’s common stock?
Each outstanding share of the Company’s common stock will be entitled to one vote on each matter considered at the meeting. Cumulative voting in the election of directors is prohibited by the Company’s certificate of incorporation.
Who can attend the meeting?
All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the stock outstanding on the record date will constitute a quorum, permitting the stockholders to act upon the matters outlined in the Notice of Annual Meeting of Stockholders. As of the record date, 10,728,714 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 5,364,358 shares of common stock will be required to establish a quorum.
Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.
Why did I receive a Notice of Internet Availability regarding proxy materials this year instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet to our stockholders. Accordingly, a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) was or will be sent to many of our stockholders providing notice of the annual meeting and enabling stockholders to access our proxy materials on the Web site referred to in the Notice of Internet Availability or request to receive free of charge a printed set of the proxy materials, including the notice of meeting, this proxy statement, our 2008 annual report on Form 10-K and a proxy card. Instructions on how to access the proxy materials over the Internet or to request a printed copy are set out in the Notice of Internet Availability. Those stockholders that previously requested to receive our proxy materials in printed or electronic form will receive such proxy materials in lieu of the Notice of Internet Availability.

How can I elect the manner in which I will receive proxy materials in the future?
All stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following the instructions in the Notice of Internet Availability or proxy materials. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet in order to help reduce printing and mailing costs and any environmental impact.
How do I vote?
By Mail:	If you request to receive proxy materials in printed form by mail, you may complete and properly sign the accompanying form of proxy and return it to the indicated address.

In Person:
If you are a registered stockholder and attend the meeting, you may vote in person at the meeting. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must obtain a valid legal proxy from your broker, bank or other agent to vote in person at the meeting. You can obtain directions to the annual meeting location by calling (972) 241-4080.

Via Internet:	Log on to http://www.proxyvote.com and follow the on-screen instructions.

By Telephone:	Call the toll-free number provided by following the on-screen instructions at http://www.proxyvote.com or as set forth in the proxy materials, and then follow the telephonic instructions.

Note:
Please also refer to the specific instructions set forth in the Notice of Internet Availability or, if you requested to receive our proxy materials in printed or electronic form, in the proxy materials.

Can I change my vote or revoke my proxy?
Yes. You can change your vote or revoke your proxy. If you are a registered stockholder, you may revoke your proxy in any one of four ways.
•	You may send a written notice that you are revoking your proxy to the Company’s Secretary at Natural Health Trends Corp., 2050 Diplomat Drive, Dallas, Texas 75234, Attention: Corporate Secretary.
•	You may timely grant another proxy via the Internet or by telephone.
•	You may submit another properly completed proxy card with a later date.
•	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.
Your most current proxy, whether submitted by proxy card, via the Internet, or by telephone, is the one that is counted.
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

What are the Board of Directors’ recommendations?
Unless you give other instructions on your returned proxy, the persons named as proxy holders on the proxy will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:
•	for election of the nominated slate of Directors (see Item One); and
•	for ratification of the appointment of Lane Gorman Trubitt, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 (see Item Two).
With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.
What vote is required to approve each item?
Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. A properly executed proxy marked “Withhold Authority” with respect to the election of all Directors will not be voted with respect to the Directors, although it will be counted for purposes of determining whether there is a quorum.
Ratification of Independent Registered Public Accounting Firm. For the ratification of the appointment of Lane Gorman Trubitt, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 (Item Two), the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item at the annual meeting will be required for approval. A properly executed proxy marked “Abstain” with respect to Item Two will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote for such Item.
Broker non-votes will count in determining if a quorum is present at the annual meeting. A broker non-vote occurs if a broker or other nominee attending the annual meeting in person or submitting a proxy does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item.
What types of expenses will the Company incur?
The expense of preparing, printing and mailing proxy materials and the Notice of Internet Availability, as well as all expenses of soliciting proxies, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company may elect to engage a proxy solicitation firm to solicit stockholders to vote or grant a proxy with respect to the proposals contained in this proxy statement. The Company will request brokers, banks, nominees, custodians, fiduciaries and other agents to forward proxy materials to the beneficial owners of shares of common stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

STOCK OWNERSHIP
Who are the owners of the Company’s stock?
The following table shows the amount of the Company’s common stock beneficially owned (unless otherwise indicated) as of March 20, 2009 by (i) each stockholder we know is the beneficial owner of more than 5% of the Company’s common stock, (ii) each director or director nominee, (iii) each of the executive officers named in the Summary Compensation Table set forth under “Compensation of Named Executive Officers” and (iv) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them.

	Amount and Nature of
	Beneficial		Percent of
Name and Address of Beneficial Owner(1)	Ownership(2)		Class(2)

Officers, Directors and Director Nominee (Current and Former):
Chris T. Sharng	286,295	(3)	2.7%
Timothy S. Davidson	124,150	(4)	1.2%
Gary C. Wallace	98,542	(5)	*
John F. Cavanaugh(6)	325,444	(7)	3.0%
Randall A. Mason	232,183	(8)	2.2%
Stefan W. Zuckut	84,563	(9)	*
George K. Broady	1,376,803	(10)	12.8%
Current Directors and Executive Officers as a Group (6 persons)	2,202,536	(11)	20.4%

5% or More Stockholders:
Big Rich International Ltd. 4010 Gloucester Tower, The Landmark 11 Pedder Street Central Hong Kong	941,171	(12)	8.1%

*	Indicates beneficial ownership of less than 1%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Natural Health Trends Corp., 2050 Diplomat Drive, Dallas, Texas 75234.

(2)
Any securities not outstanding that are subject to options or conversion privileges exercisable within 60 days of March 20, 2009 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities, but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person in accordance with Item 403 of Regulation S-K of the Securities Exchange Act of 1933 and Rules 13(d)-3 of the Securities Exchange Act, and based upon 10,728,714 shares of common stock outstanding as of March 20, 2009.

(3)
Includes (i) 1,984 shares of common stock issuable upon the exercise of warrants held by Mr. Sharng and (ii) 165,066 shares of restricted stock subject to vesting. Mr. Sharng shares voting and investment power over 11,500 of the shares with his wife.

(4)	Includes (i) 5,000 shares of common stock issuable upon the exercise of options held by Mr. Davidson and (ii) 79,913 shares of restricted stock subject to vesting.

(5)	Includes 73,250 shares of restricted stock subject to vesting.

(6)	Mr. Cavanaugh is a former executive officer of the Company.

(7)	Includes (i) 1,984 shares of common stock issuable upon the exercise of warrants held by Mr. Cavanaugh and (ii) 64,603 shares of restricted stock subject to vesting.

(8)
Includes (i) 10,000 shares of common stock issuable upon the exercise of options held by Mr. Mason, (ii) 27,399 shares owned by Marden Rehabilitation Associates, Inc., an entity controlled by Mr. Mason, and (iii) 63,334 shares of restricted stock subject to vesting.

(9)	Includes 66,252 shares of restricted stock subject to vesting.

(10)
Includes (i) 61,693 shares of common stock issuable upon the conversion of shares of Series A preferred stock, (ii) 61,693 shares of common stock issuable upon the exercise of warrants held by Mr. Broady, and (iii) 35,834 shares of restricted stock subject to vesting.

(11)
Includes (i) 61,693 shares of common stock issuable upon the conversion of shares of Series A preferred stock, (ii) 63,677 shares of common stock issuable upon the exercise of warrants held by our directors and executive officers, (iii) 15,000 shares of common stock issuable upon the exercise of options held by our directors and executive officers, and (iv) 483,649 shares of restricted stock held by our directors and executive officers that are subject to vesting. Does not include any shares held by Mr. Cavanaugh because he is no longer a director or an executive officer of the Company.

(12)
Includes 941,171 shares of common stock issuable upon the exercise of warrants held by Big Rich International, Ltd., a limited partnership organized under the laws of the British Virgin Islands (“Big Rich”). Xiaoli Duan is the general partner of Big Rich and as such may be deemed to be the beneficial owner of such shares.

What is the status of Section 16(a) beneficial ownership reporting compliance?
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied, except the following:
Mr. Mason filed two Form 4s reporting two transactions late; Mr. Zuckut filed two Form 4s reporting two transactions late; Mr. Broady filed three Form 4s reporting 15 transactions late; Mr. Sharng filed two Form 4s reporting two transactions late; Mr. Davidson filed two Form 4s reporting two transactions late; Mr. Wallace filed two Form 4s reporting two transactions late; and Mr. Cavanaugh filed one Form 4 reporting one transaction late.

GOVERNANCE OF THE COMPANY
Who are the current members of the Board of Directors?
The members of the Board of Directors on the date of this proxy statement and the 2008 committees of the Board of Directors on which they served are identified below.

		Audit	Compensation	Nominating
Director	Age	Committee	Committee	Committee

Randall A. Mason	50	M	M	—
Stefan W. Zuckut	48	C	C	C
George K. Broady	70	M	M	—

M = Member

C = Chair
Who is the Chairman of the Board of Directors?
Mr. Mason has served as Chairman of the Board of Directors since March 2006. The Chairman of the Board of Directors organizes the work of the Board of Directors and ensures that the Board of Directors has access to sufficient information to enable the Board of Directors to carry out its functions, including monitoring the Company’s performance and the performance of management. In carrying out this role, the Chairman, among other things, presides over all meetings of the Board of Directors and stockholders, including executive sessions of the Board of Directors in which management directors and other members of management do not participate, establishes the annual agenda of the Board of Directors and agendas of each meeting in consultation with the President and oversees the distribution of information to directors.
Which directors are considered independent?
The Board of Directors has adopted the requirements in Nasdaq Marketplace Rule 4200(a)(15) as its standard in determining the “independence” of members of its Board of Directors. The Board of Directors has determined that each of the following individuals, who served as a director of the Company during all or a portion of 2008 or are otherwise nominated for election as a director, qualifies as an “independent director” under these standards:
Randall A. Mason
Stefan W. Zuckut
George K. Broady
Messrs. Mason, Zuckut and Broady are the only current members of the Board of Directors of the Company, and each of them serves as a member of the Company’s Audit Committee and Compensation Committee. Mr. Zuckut is the Chairman of both of those committees and is currently the Chairman and only member of the Nominating Committee.
How often did the Board of Directors meet during fiscal 2008?
The Board of Directors met or acted by unanimous written consent a total of nine times during the fiscal year ended December 31, 2008, and each director attended at least seventy-five percent (75%) of these meetings and the meetings of the committees of the Board of Directors on which such director served.

What is the role of the Board of Directors’ Audit, Compensation and Nominating Committees?
Audit Committee. Mr. Zuckut serves as Chairman of the Audit Committee, and Messrs. Mason and Broady also serve as members of the Audit Committee. The Board of Directors has determined that each of Messrs. Zuckut, Mason and Broady is independent and satisfies the other criteria set forth in the Nasdaq Marketplace Rules for service on the Audit Committee. Finally, the Board of Directors has determined that Mr. Zuckut meets the SEC criteria of an “audit committee financial expert” and that Mr. Mason meets the requirements of Nasdaq Marketplace Rule 4350 relating to financial oversight responsibility. In 2008, the Audit Committee met seven times.
The functions of the Audit Committee are set forth in the Audit Committee Charter as approved by the Board of Directors and as posted on our website at www.naturalhealthtrendscorp.com. In general, these responsibilities include meeting with the internal financial staff of the Company and the independent registered public accounting firm engaged by the Company to review (i) the scope and findings of the annual audit, (ii) quarterly financial statements, (iii) accounting policies and procedures and (iv) the internal controls employed by the Company.
The Audit Committee is also directly and solely responsible for the appointment, retention, compensation, oversight and termination of the Company’s independent registered public accounting firm. In addition, the Audit Committee will also function as the Company’s Qualified Legal Compliance Committee (the “QLCC”). The purpose of a QLCC is to receive, retain and investigate reports made directly, or otherwise made known, of evidence of material violations of any United States federal or state law, including any breach of fiduciary duty by the Company, its officers, directors, employees or agents, and if the QLCC believes appropriate, to recommend courses of action to the Company.
The Audit Committee’s findings and recommendations are reported to management and the Board of Directors for appropriate action.
Compensation Committee. The Compensation Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is posted on our website at www.naturalhealthtrendscorp.com. The members of our Compensation Committee are Randall A. Mason, Stefan Zuckut and George Broady, with Mr. Zuckut serving as Chairman of the Compensation Committee. Each of the members of the Compensation Committee qualifies as an “independent director” within the meaning of the Nasdaq Marketplace Rules. The Compensation Committee is charged with responsibility to oversee our compensation policies and programs, including developing compensation, providing oversight of the implementation of the policies, and specifically addressing the compensation of our executive officers and directors, including the negotiation of employment agreements with executive officers. The Compensation Committee is not authorized to delegate to another body or person any of its responsibilities, although it may seek compensation-related input from the Company’s management, consultants and other third parties. The Compensation Committee acted by unanimous consent six times in 2008.
Nominating Committee. The Nominating Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is posted on our website at www.naturalhealthtrendscorp.com. The sole member of the Nominating Committee is Mr. Zuckut, who is considered independent for purposes of the Nasdaq Marketplace Rules. The Nominating Committee considers and makes recommendations to the Board of Directors with respect to the size and composition of the Board of Directors and identifies potential candidates to serve as directors. The Nominating Committee identifies candidates to the Board of Directors by introduction from management, members of the Board of Directors, employees or other sources and stockholders that satisfy the Company’s policy regarding stockholder recommended candidates. The Nominating Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources. The Nominating Committee acted by unanimous consent once during 2008.
Stockholders wishing to submit recommendations for the 2010 annual meeting should write to the General Counsel c/o Natural Health Trends Corp., 2050 Diplomat Drive, Dallas, Texas 75234. Any such stockholder must meet and evidence the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and submit, within the same timeframe for submitting a stockholder proposal required by Rule 14a-8: (i) evidence in accordance with Rule 14a-8 of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (iv) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

In considering Board of Directors candidates, the Nominating Committee takes into consideration the Company’s Board Candidate Guidelines (as set forth in the charter of the Nominating Committee), the Company’s policy regarding stockholder recommended director candidates, as set forth above, and all other factors that they deem appropriate, including, but not limited to, the individual’s character, education, experience, knowledge and skills.
To date, the Nominating Committee has not received a candidate recommendation from any stockholder (or group of stockholders) that beneficially owns more than five percent of the Company’s common stock.
How are directors compensated?
Employee directors do not receive compensation for their services as directors. Information with respect to the compensation of the non-employee members of our Board of Directors is set forth below under the caption “Director Compensation.”
How do stockholders communicate with the Board of Directors?
Stockholders or other interested parties wishing to communicate with the Board of Directors, the independent directors as a group, or any individual director may do so in writing by sending an e-mail to the attention of Randall A. Mason, Chairman of the Board of Directors, at chairman@nhtglobal.com. Accounting controls and other financial matters will be referred to our Audit Committee chairperson. Other matters will be referred to the Board of Directors, the independent directors, or individual directors as appropriate, provided that advertisements, solicitations for periodical or other subscriptions, and similar communications generally are not forwarded. None of the three then serving members of the Board of Directors attended the Company’s 2008 annual meeting of stockholders.
Does the Company have a Code of Ethics?
The Company has a Code of Business Conduct and a Code of Ethics for Senior Financial Officers (collectively, the “Codes”) that apply to our employees, officers (including our principal executive officer and principal financial officer) and directors. The Codes are intended to establish standards necessary to deter wrongdoing and to promote compliance with applicable governmental laws, rules and regulations and honest and ethical conduct. The Codes cover all areas of professional conduct, including conflicts of interest, fair dealing, financial reporting and disclosure, protection of Company assets and confidentiality. Employees have an obligation to promptly report any known or suspected violation of the Codes without fear of retaliation. Waiver of any provision of the Codes for executive officers and directors may only be granted by the Board of Directors or one of its committees and any such waiver or modification of the Codes relating to such individuals will be disclosed by the Company.
Certain Relationships and Related Transactions—What related person transactions involved directors, executive officers or significant stockholders?
On and effective as of December 1, 2008, John Cavanaugh and the Company entered into a Going Forward Agreement (the “Going Forward Agreement”) in which they mutually agreed to terminate the Employment Agreement dated as of December 8, 2006, between the Company and Mr. Cavanaugh, who was until then the President of the Company’s subsidiary MarketVision Communications Corp. (“MV Corp.”). As a result of the Going Forward Agreement, the Company is no longer obligated under the Employment Agreement to make any severance payments to Mr. Cavanaugh, but shares of restricted stock previously granted to Mr. Cavanaugh continue to vest during the six-month period referenced below (and may vest earlier under some circumstances).

Pursuant to the Going Forward Agreement, the Company and MarketVision Consulting Group, LLC (“MV Consulting”), a company controlled by Mr. Cavanaugh, have also entered into a Transition Services Agreement (the “Transition Services Agreement”) under which MV Consulting will provide the Company with up to 30 hours per month of consulting services by each of Mr. Cavanaugh and another former MV Corp. employee, Jason Landry, for six months. As part of the Transition Services Agreement, MV Consulting has hired the other employees of MV Corp. and will provide limited access to them as consultants to the Company and its software development and support team for six months. In return, the Company agreed to pay MV Consulting $65,000 per month for the first three months and $50,000 per month for the last three months, plus $150 per hour for services in excess of the allotted hours per month. In addition, the Company agreed to pay MV Consulting a one-time $15,000 incentive bonus, which was paid in January 2009.
In 2004, as part of a merger between the Company and MV Corp., the Company granted to MV Consulting an irrevocable, exclusive, perpetual, royalty-free, fully-paid, worldwide, transferable, sublicensable right and license to use, copy, modify, distribute, rent, lease, enhance, transfer, market, and create derivative works of the software and documentation owned by MV Corp. that was dormant unless and until an Event of Default occurred. The Going Forward Agreement acknowledges that an Event of Default occurred on January 1, 2007, under the Software License Agreement. The Company does not believe that the Event of Default, by itself, has had or will have a material adverse effect on the Company. The Company continues to own its version of the software and documentation and has the right to use its version of the software and documentation for its internal use only and not as an application service provider or service bureau, but may not rent, lease, license, transfer or distribute the software and documentation without MV Consulting’s prior written consent.
Under the Going Forward Agreement and Transition Service Agreement, the Company also agreed to (a) pay to MV Consulting the amounts paid by bHIP Global, Inc. to MV Corp. for services in the months of September, October, and November 2008 under a previously disclosed Service Bureau Hosting Agreement, which payments totaled $57,000, (b) transfer certain domain names and property rights in the name “MarketVision” to MV Consulting, (c) pay $15,000 in certain legal fees incurred by Mr. Cavanaugh and MV Consulting Corp., (d) sublease certain facilities in Eden Prairie, Minnesota to MV Consulting at no cost until expiration of the lease on March 31, 2009 (lease payments are $3,300 per month), (e) transfer certain equipment used in the Eden Prairie office to MV Consulting, and (f) reimburse certain expenses if incurred under the Transition Services Agreement. The Going Forward Agreement also contains certain mutual releases by and among the Company and MV Corp., Mr. Cavanaugh and Mr. Landry. The Transition Services Agreement also contains the agreement of Mr. Cavanaugh and Mr. Landry not to solicit the Company’s customers and distributors during the six-month term of the Transition Services Agreement and for one year thereafter.

EXECUTIVE OFFICERS
Certain information concerning executive officers of the Company is set forth below:

Name	Age	Position(s) with the Company

Chris Sharng	45	President

Timothy S. Davidson	38	Chief Financial Officer and Senior Vice President

Gary C. Wallace	52	General Counsel, Chief Ethics and Compliance Officer and Secretary
Chris Sharng. Mr. Sharng has served as President of the Company since February 2007. He previously served as Executive Vice President and Chief Financial Officer of the Company from August 2004 to February 2007, although Mr. Sharng also performed the functions of the principal executive officer of the Company from April 2006 to August 2006. From March 2006 to August 2006, Mr. Sharng also served as a member of the Company’s Executive Management Committee, which was charged with managing the Company’s day-to-day operations while a search was conducted for a new chief executive officer for the Company. From March 2004 through July 2004, Mr. Sharng was the Chief Financial Officer of NorthPole Limited, a privately held Hong Kong-based manufacturer and distributor of outdoor recreational equipment. From October 2000 through February 2004, Mr. Sharng was the Senior Vice President and Chief Financial Officer of Ultrak Inc., which changed its name to American Building Control Inc. in 2002, a Texas-based, publicly traded company listed on NASDAQ that designed and manufactured security systems and products. From March 1989 through July 2000, Mr. Sharng worked at Mattel, Inc., most recently as the Vice President of International Finance. Mr. Sharng has an MBA from Columbia University and received his bachelor degree from National Taiwan University.
Timothy S. Davidson. Mr. Davidson has served as the Company’s Chief Financial Officer and Senior Vice President since February 2007. He previously served as the Company’s Chief Accounting Officer from September 2004 to February 2007. From February 2000 to February 2001, Mr. Davidson was Manager of Financial Reporting for a Dallas-based telecommunications company, IP Communications, Inc. From March 2001 to September 2004, Mr. Davidson was Corporate Controller for another telecommunications company, Celion Networks, Inc., located in Richardson, Texas. From December 1994 through January 2000, Mr. Davidson was employed by Arthur Andersen, LLP, most recently as an Audit Manager. Mr. Davidson has a master degree in professional accounting from the University of Texas at Austin and received his bachelor degree from Texas A&M University at Commerce.
Gary C. Wallace. Mr. Wallace has served as the Company’s General Counsel, Chief Ethics and Compliance Officer and Secretary since January 2006. Prior to that, Mr. Wallace was a shareholder in the Dallas, Texas law firm of de la Garza & Wallace, PC since March 2001. Mr. Wallace has practiced business and corporate law in Dallas, Texas since 1982. Mr. Wallace received his law degree and bachelor degree from the University of Texas at Austin.

REPORT OF THE AUDIT COMMITTEE
The following Report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report of the Audit Committee by reference therein.
We have reviewed and discussed the consolidated financial statements of the Company set forth at Item 8 of the Company’s annual report on Form 10-K for the year ended December 31, 2008 with management of the Company and Lane Gorman Trubitt, L.L.P. (“Lane Gorman”).
We have discussed with Lane Gorman the matters to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees,” Statement on Auditing Standards No. 99, “Consideration of Fraud in a Financial Statement Audit,” and Securities and Exchange Commission rules regarding auditor independence.
We have received the written disclosures and the letter from Lane Gorman required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and have also discussed with Lane Gorman that firm’s independence. The Audit Committee has concluded that Lane Gorman’s services provided to the Company are compatible with Lane Gorman’s independence.
Based on our review and discussions with management of the Company and Lane Gorman referred to above, we recommended to the Board of Directors that the consolidated financial statements of the Company be included in the Company’s annual report on Form 10-K for the year ended December 31, 2008.
It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the reports of the Company’s independent registered public accounting firm with respect to such financial statements.
Members of the Audit Committee of the Board of Directors
Stefan Zuckut (Chairman)
Randall A. Mason
George Broady

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS
Summary Named Executive Officer Compensation Information
The following table provides information concerning the compensation for the years ended December 31, 2007 and 2008, for our principal executive officer, our former principal executive officer and the two other most highly compensated executive officers during 2008 (collectively, the “named executive officers”):
Summary Compensation Table

					Stock	Option	All Other
		Salary		Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)		($)	($)(1)	($)(2)	($)(3)	($)

Chris T. Sharng, President	2007	$250,000		$—	$193,792	$—	$11,250	$455,042
	2008	257,500	(4)	—	152,858	—	11,250	421,608	(4)

Timothy S. Davidson, Senior Vice	2007	173,462		—	28,913	3,001	7,806	213,182
President and Chief Financial Officer	2008	185,400	(5)	—	42,994	3,009	8,100	239,503	(5)
Gary C. Wallace, General Counsel	2007	186,731		—	36,806	—	5,042	228,579
	2008	195,700	(6)	—	52,682	—	1,900	250,282	(6)
John F. Cavanaugh, former	2007	211,032		—	67,533	—	9,496	288,061
President of MarketVision	2008	221,821	(7)	—	99,541	—	9,982	331,344

(1)
The amounts appearing in the Stock Awards column represent the SFAS No. 123(R) compensation expense, prior to any estimated forfeitures, recognized during fiscal years 2007 and 2008 for stock awards granted and for stock options exchanged for stock awards during fiscal 2007. See Note 7 of Notes to Consolidated Financial Statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2008, and “—Named Executive Officer Compensation Arrangements” below.

(2)
The amounts appearing in the Option Awards column represent the SFAS No. 123(R) compensation expense, prior to any estimated forfeitures, recognized during fiscal years 2007 and 2008. See Note 7 of Notes to Consolidated Financial Statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2008, and “—Named Executive Officer Compensation Arrangements” below.

(3)	Represents employer matching contributions under the Company’s defined contribution plan.

(4)	Includes $7,500 of compensation, or 3% of Mr. Sharng’s base salary in 2007, accrued but not paid in 2008.

(5)	Includes $5,400 of compensation, or 3% of Mr. Davidson’s base salary in 2007, accrued but not paid in 2008.

(6)	Includes $5,600 of compensation, or 3% of Mr. Wallace’s base salary in 2007, accrued but not paid in 2008.

(7)
Includes $5,799 equal to 3% of Mr. Cavanaugh’s annual salary through December 1, 2008 and $16,242 for unused vacation though December 1, 2008, the final day of Mr. Cavanaugh’s employment with the Company.

The following table summarizes all outstanding equity awards held by our named executive officers as of December 31, 2008:
Outstanding Equity Awards at December 31, 2008

	Option Awards						Stock Awards
							Number		Market
							of Shares		Value of
	Number of		Number of				or Units		Shares or
	Securities		Securities				of Stock		Units of
	Underlying		Underlying				That		Stock That
	Unexercised		Unexercised		Option	Option	Have Not		Have Not
	Options (#)		Options (#)		Exercise	Expiration	Vested		Vested
Name	Exercisable		Unexercisable		Price	Date	(#)		($)(1)

Chris T. Sharng							59,461	(2)	$17,838
							20,000	(3)	6,000
							14,999	(4)	4,500
							73,333	(5)	22,000
Timothy S. Davidson	5,000	(6)	2,500	(6)	$1.80	11/17/2011	11,979	(2)	3,594
							13,333	(3)	4,000
							7,086	(4)	2,126
							47,208	(5)	14,162
Gary C. Wallace							12,919	(2)	3,876
							13,333	(3)	4,000
							3,749	(4)	1,125
							47,208	(5)	14,162
John F. Cavanaugh							78,198	(7)	23,459
							13,333	(7)	4,000
							11,250	(7)	3,375

(1)	Market value is computed by multiplying the closing market price of the Company’s stock as of December 31, 2008 of $0.30 per share by the number of shares of stock that have not vested.

(2)	One-twelfth of the original grant of shares will vest quarterly on March 15, June 15, September 15, and December 15 through March 15, 2010.

(3)	Two-twelfths of the original grant of shares vested on June 15, 2008, and one-twelfth of the shares will vest quarterly on March 15, June 15, September 15, and December 15 through December 15, 2010.

(4)	One-twelfth of the original grant of shares will vest quarterly on March 15, June 15, September 15, and December 15 through March 15, 2011.

(5)	One-twelfth of the original grant of will vest quarterly on March 15, June 15, September 15, and December 15 through September 15, 2011.

(6)	One-third of options vest annually over a three year period commencing November 17, 2007.

(7)
One-twelfth of the original grant of shares vested on March 15, 2009, and the remainder will vest upon expiration of a Transition Services Agreement dated as of December 1, 2008, by and among the Company, MarketVision Consulting Group, LLC, John Cavanaugh and Jason Landry, unless the Company terminates that agreement for Cause prior to its expiration.

Named Executive Officer Compensation Arrangements
Chris T. Sharng. On April 23, 2007, we entered into an employment agreement with Mr. Sharng that provides for a base annual salary of $250,000. The base salary for Mr. Sharng is subject to a minimum 3% annual increase each January 1st. This annual increase has been accrued, but not paid, since January 1, 2008. Mr. Sharng is also entitled to participate in our annual incentive plan, equity incentive plan and other standard U.S. employee benefit programs.
John F. Cavanaugh. In connection with our acquisition of MarketVision Communications Corporation (“MarketVision”) in March 2004, we entered into an employment agreement with Mr. Cavanaugh for a term of three years providing for an annual salary of $193,000. On December 8, 2006, we, MarketVision and Mr. Cavanaugh entered into a new employment agreement that replaced and superseded the previous agreement in its entirety. The new agreement had a three year term and provided that Mr. Cavanaugh would continue to serve as President of MarketVision. The employment agreement provided Mr. Cavanaugh with a retention bonus of $89,200 along with an annual salary of $205,000 through December 31, 2006. The employment agreement also provided that, commencing on January 1, 2007 and on each January 1st thereafter during the term of the agreement, Mr. Cavanaugh’s salary would increase by 3% if his performance was satisfactory. The 3% increase for 2008 was deferred and not paid until December 12, 2008. Mr. Cavanaugh was also entitled to participate in our annual incentive plan, equity incentive plan and other standard U.S. employee benefit programs. On December 1, 2008, Mr. Cavanaugh and the Company mutually terminated this employment agreement.
Timothy S. Davidson. On April 23, 2007, we entered into an employment agreement with Mr. Davidson that provides for a base annual salary of $180,000. The base salary for Mr. Davidson is subject to a minimum 3% annual increase each January 1st. This annual increase has been accrued, but not paid, since January 1, 2008. Mr. Davidson is also entitled to participate in our annual incentive plan, equity incentive plan and other standard U.S. employee benefit programs.
Gary C. Wallace. On April 23, 2007, we entered into an employment agreement with Mr. Wallace that provides for a base annual salary of $190,000. The base salary for Mr. Wallace is subject to a minimum 3% annual increase each January 1st. This annual increase has been accrued, but not paid, since January 1, 2008. Mr. Wallace is also entitled to participate in our annual incentive plan, equity incentive plan and other standard U.S. employee benefit programs.
2008 Restricted Stock Grants. On March 15, 2008, the Company awarded 20,000, 15,000, 9,450 and 5,000 shares of restricted stock to Messrs. Sharng, Cavanaugh, Davidson, and Wallace, respectively, and on November 13, 2008, the Company awarded 80,000, 51,500 and 51,500 shares of restricted stock to Messrs. Sharng, Davidson and Wallace, respectively, under the Company’s 2007 Equity Incentive Plan. Under the terms of a Transition Services Agreement dated as of December 31, 2008, 11,250 shares of the restricted stock awarded to Mr. Cavanaugh will vest upon expiration of the Transition Services Agreement, unless the Company terminates that agreement for Cause prior to its expiration. The Transition Services Agreement will expire on May 31, 2009, unless the Company elects to renew it for an additional 3 months.
Severance and Post-Termination Payment Arrangements
We have entered into employment agreements with each of our named executive officers. Under certain of these agreements, we are required to provide compensation to these officers in the event of the termination of the executive’s employment. Details for each named executive officer are set forth below.
Chris T. Sharng. Our current employment agreement with Mr. Sharng that was entered into on April 23, 2007 provides that if Mr. Sharng’s employment with us is terminated voluntarily by him for “good reason” that has not been cured by us within 30 days of such notice, or is terminated by us without cause, other than in connection with a change of control, then Mr. Sharng will be entitled to the continuation of the payment of his salary, plus health and medical insurance coverage, for a period of up to one year following the termination date, or until the earlier date upon which he becomes engaged in any “competitive activity” or breaches the terms of his Non-Competition Agreement with us.
If Mr. Sharng’s employment with us is terminated by us without cause during the period commencing on the date that is 30 days prior to a change of control through and including a date that is 18 months following the change of control, he is entitled to the continuation of the payment of his salary, plus health and medical insurance coverage for a period of up to two years, plus health and medical insurance coverage for the same two year period following the termination date. This payment is due in a lump sum 30 days after the termination date.

In order to be entitled to receive the severance amount in either of the above scenarios, Mr. Sharng must execute a full general release of all claims against us and our affiliates.
A “change of control” is defined as: (i) When any “person” as defined in Section 3(a)(9) of the Securities and Exchange Act of 1934, as amended, and as used in Section 13(d) and 14(d) thereof including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company or any subsidiary or any affiliate of the Company or any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; or (ii) when, during any period of 24 consecutive months, the individuals who, at the beginning of such period constituted the Board of Directors (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24 month period) or through the operation of this provision; or (iii) the occurrence of a transaction requiring stockholder approval under applicable state law for the acquisition of the Company by an entity other than the Company or a subsidiary or an affiliated company of the Company through purchase of assets, or by merger, or otherwise; provided however, that none of the foregoing shall constitute a change of control if such transaction, event or occurrence is approved by, or consented to, by Mr. Sharng.
Mr. Sharng will be subject to a covenant not to compete for one year, and a non-solicitation covenant for two years, following his termination and thereafter as long as his severance payments continue (other than severance in connection with a change of control).
Timothy S. Davidson. Our employment agreement with Mr. Davidson that was entered into on April 23, 2007, contains the same severance, change of control, non-competition and non-solicitation provisions as those set out in our agreement with Mr. Sharng dated April 23, 2007.
Gary C. Wallace. Our employment agreement with Mr. Wallace that was entered into on April 23, 2007, contains the same severance, change of control, non-competition and non-solicitation provisions as those set out in our agreement with Mr. Sharng dated April 23, 2007.
John F. Cavanaugh. Our employment agreement with Mr. Cavanaugh provided that if his employment with us was terminated without “cause” or terminated voluntarily by him for “good reason,” he was entitled to the continuation of the payment of his salary, plus health and medical insurance coverage for a period of up to two years following the termination date, or until the earlier date upon which he became engaged in any “competitive activity” or breached the terms of his Non-Competition Agreement with us. Mr. Cavanaugh’s employment agreement provided for the payment to him of similar benefits in the event of the termination of his employment in connection with a change of control transaction. On December 1, 2008, we agreed with Mr. Cavanaugh to terminate his employment agreement and to enter into the Going Forward Agreement and Transition Services Agreement described above under the caption “GOVERNANCE OF THE COMPANY — Certain Relationships and Related Transactions—What related person transactions involved directors, executive officers or significant stockholders?”
Director Compensation
In 2008 each non-employee member of our Board of Directors received a cash retainer, plus the reimbursement of their respective out-of-pocket expenses incurred in connection with the performance of their duties as directors, and a discretionary restricted stock award. A cash retainer was paid in 2008 to each director monthly, with Mr. Mason receiving a monthly retainer of $5,333, Mr. Zuckut receiving a monthly retainer of $3,333. Mr. Zuckut also received an additional payment of $2,000 per month for services rendered as Chairman of the Audit Committee and Compensation Committee. Mr. Broady began receiving a monthly retainer of $3,333 in January 2009.

On March 15, 2008, the Company awarded 15,000 shares of restricted stock to each of Messrs. Mason and Zuckut. On November 13, 2008, the Company awarded 25,000 shares of restricted stock to each of Messrs. Mason, Zuckut and Broady. The awards of restricted stock vest quarterly on a pro rata basis over a three-year period.
The following table shows the 2008 compensation earned by each non-employee member of the Company’s Board of Directors:
2008 Director Compensation

	Fees
	Earned or	Stock
	Paid in	Awards	Option	All Other
Name	Cash ($)	($)(2)	Awards ($)(3)	Compensation	Total ($)

Randall A. Mason	$64,000	$15,914	$6,017	$—	$85,931
Stefan W. Zuckut	64,000	26,410	—	—	90,410
George K. Broady (1)	—	463	—	—	463

(1)	Mr. Broady was appointed as a director in October 2008.

(2)
The amounts appearing in the Stock Awards column represent the SFAS No. 123(R) compensation expense, prior to any estimated forfeitures, recognized during fiscal year 2008 for stock awards granted during fiscal years 2007 and 2008 and for stock options exchanged for stock awards during fiscal 2007. See Note 7 of Notes to Consolidated Financial Statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2008.

(3)
The amounts appearing in the Option Awards column represent the SFAS No. 123(R) compensation expense, prior to any estimated forfeitures, recognized during fiscal year 2008. See Note 7 of Notes to Consolidated Financial Statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2008. These Option Awards were granted to Mr. Mason in 2007, have an exercise price of $1.80 per share, and vest in three equal annual installments beginning November 17, 2007

ITEM ONE
ELECTION OF DIRECTORS
Under the Company’s bylaws, the number of directors shall not be less than three nor more than eleven, with the exact number fixed from time to time by action of the stockholders or of the directors. Officers are elected annually by and serve at the discretion of the Board of Directors.
The Company’s Board of Directors presently consists of three directors whose terms expire at the annual meeting. The Nomination Committee has recommended to the Board of Directors the nomination of these three current directors.
Biographical summaries of the three persons who have been nominated to stand for election at the annual meeting are provided below for your information. The Board of Directors recommends that these persons be elected at the annual meeting to serve until the next annual meeting of stockholders. Proxies will be voted for the election of the three nominees listed below as directors of the Company unless otherwise specified on the proxy. A plurality of the votes cast by holders of Common Stock present in person or represented by proxy at the annual meeting will be necessary to elect the directors listed below. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the annual meeting. Stockholders may withhold authority from voting for one or more nominees by marking the appropriate boxes on the enclosed proxy card. Withheld votes shall be counted separately and shall be used for purposes of calculating whether a quorum is present at the meeting.
Biographical Summaries of Nominees for the Board of Directors
Randall A. Mason. Mr. Mason has been a director of the Company since May 2003 and has served as Chairman of the Board of Directors since March 2006. Mr. Mason founded and has served as Chief Executive Officer of Marden Rehabilitation Associates, Inc. since 1989. Marden Rehabilitation Associates, Inc. is a private, Midwest U.S. ancillary provider of rehabilitative therapy services and home healthcare. Mr. Mason has a bachelor degree in chemical engineering from the University of Pittsburgh.
Stefan W. Zuckut.  Mr. Zuckut has served as a director of the Company since May 2007.  Mr. Zuckut has since November 2005 served as Vice President, Corporate Development with Blade Network Technologies, Inc., a computer networking company.  He was a partner of Top Sight Capital, a hedge fund, from January 2005 to May 2005, and served as an analyst for Bowman Capital, a hedge fund, from July 2003 to December 2004.  From October 1999 to April 2003, he served as Manager, Corporate Development, for Agilent Technologies, Inc., which provides electronic and chemical measurement solutions to various industries.  Prior to that, he worked in various professional positions at Atlantic Richfield Co., Mattel Inc. and McKinsey & Co. Mr. Zuckut has a Ph.D. degree from the University of Cologne, a master in business administration degree (“MBA”) from University of Chicago and a master degree in science from the Darmstadt Institute of Technology in Germany.
George Broady. Mr. Broady has served as a director of the Company since October 2008. He has been active in business for more than 40 years, and he is currently the principal owner and chairman of several privately held companies in the fields of telecommunications, enterprise software applications for time & attendance and security access control. Previously, he founded Network Security Corporation, Interactive Technologies Inc. and Ultrak Inc., and brought each of them public on The NASDAQ Stock Market. He was chairman of all three organizations and CEO of both Network Security and Ultrak. All three companies were involved in electronic security, including CCTV and access control. Earlier in his career, Mr. Broady was an investment analyst with both a private investment firm, Campbell Henderson & Co., and with the First National Bank in Dallas. Mr. Broady served twice in the U.S Army and holds a Bachelor of Science degree from Iowa State University.
The Board of Directors recommends that stockholders vote “FOR” each of the persons nominated by the Board of Directors. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

ITEM TWO
APPOINTMENT OF LANE GORMAN TRUBITT, L.L.P. AS INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL YEAR ENDING DECEMBER 31, 2009
The Audit Committee has appointed Lane Gorman as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. Representatives of Lane Gorman are expected (i) to be present at the annual meeting to respond to questions and (ii) to have the opportunity to make a statement should they so desire; and (iii) to be available to respond to appropriate questions.
The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required for the ratification of the appointment of Lane Gorman as the Company’s independent registered public accounting firm. The Audit Committee is directly responsible for the appointment and retention of the Company’s independent registered public accounting firm. Although ratification by stockholders is not required by the Company’s organizational documents or applicable law, the Audit Committee has determined that requesting ratification by stockholders of its appointment of Lane Gorman as the Company’s independent registered public accounting firm is a matter of good corporate practice. If the Company’s stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Lane Gorman, but may still determine to retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.
Audit and Other Professional Fees
During the fiscal years ended December 31, 2007 and 2008, approximate fees billed to the Company for services provided by Lane Gorman were as follows:
Audit Fees. Fees billed to the Company by Lane Gorman for the audit of our annual financial statements and review of our quarterly financial statements for the years ended December 31, 2007 and 2008 totaled $379,108 and $296,111, respectively. In 2007 and 2008, audit fees included fees for professional services rendered for the audit and quarterly reviews of the Company’s financial statements for the applicable fiscal years. Year 2007 audit fees also included fees for professional services rendered for filing of Registration Statements on Form S-8 and Form S-3.
Audit-Related Fees. No audit-related fees were billed to the Company by Lane Gorman for services rendered during the year ended December 31, 2007 or 2008.
Tax Fees. There were no fees billed to the Company by Lane Gorman for services rendered in connection with tax compliance, planning and advice during the year ended December 31, 2007 or 2008.
All Other Fees. There were no fees billed by Lane Gorman for services other than audit fees, audit-related fees or tax fees during the year ended December 31, 2007 or 2008.
Pre-approval Policies and Procedures for Audit and Non-Audit Services
Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. All audit and permitted non-audit services performed by Lane Gorman during 2007 and 2008 were pre-approved.
The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Lane Gorman Trubitt, L.L.P. as independent registered public accountants for the Company for the fiscal year ending December 31, 2009. Unless marked to the contrary, proxies received from stockholders will be voted “FOR” the ratification of the appointment of Lane Gorman Trubitt, L.L.P. as independent registered public accountants for the Company for the fiscal year ending December 31, 2009.

OTHER MATTERS
At the date of this proxy statement, the Company has no knowledge of any business other than that described above that will be presented at the annual meeting. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
ADDITIONAL INFORMATION
Stockholder Proposals for the 2010 Annual Meeting and Other Stockholder Communications
If any stockholder wishes to present a proposal for inclusion in the 2010 proxy materials to be solicited by the Company’s Board of Directors with respect to the 2010 annual meeting of stockholders, that proposal must be presented to the Company’s General Counsel prior to December 31, 2009. Stockholder communications to the Board of Directors, including any such communications relating to director nominees, may also be addressed to the Company’s General Counsel at the Company’s address. The Board of Directors believes that no more detailed process for these communications is appropriate, due to the variety in form, content and timing of these communications. The Company’s General Counsel will forward the substance of meaningful stockholder communications, including those relating to director candidates, to the Board of Directors or the appropriate committee upon receipt.
If a stockholder is permitted to present a proposal at the 2010 annual meeting of stockholders but the proposal was not included in the 2010 proxy materials, the Company believes that its proxy holders would have the discretionary authority granted by the proxy card (as permitted under SEC rules) to vote on the proposal if the proposal was received after the date that is 45 calendar days prior to the anniversary of the availability of this proxy statement.
Annual Report
A copy of our annual report on Form 10-K for the year ended December 31, 2008 (including our consolidated financial statements as of and for the year ended December 31, 2008) is available on the Internet, as described in the Notice of Internet Availability or on your proxy card. Upon the written or oral request by any stockholder, the Company undertakes to deliver, without charge to the requesting stockholder, a copy of our annual report on Form 10-K (as well as a copy, without charge, of any requested exhibits to such annual report). Requests should be directed to the Company’s General Counsel at 2050 Diplomat Drive, Dallas, Texas 75234.

HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, the Company may send a single copy of its proxy materials (including the notice of meeting, proxy statement, annual report on Form 10-K and proxy card) or Notice of Internet Availability to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of proxy materials and/or Notices of Internet Availability at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s proxy materials or Notice of Internet Availability, the stockholders should follow these instructions:
If the shares are registered in the name of the stockholder, the stockholder should contact the Company at its offices at 2050 Diplomat Drive, Dallas, Texas 75234, Attention: General Counsel, or by telephone at 972-241-4080, to inform the Company of its request. If a broker, bank or other agent holds the shares, the stockholder should contact the broker, bank or other agent directly.

By Order of the Board of Directors,

/s/ Gary C. Wallace
NATURAL HEALTH TRENDS CORP.
April 30, 2009	Gary C. Wallace
Secretary

NATURAL HEALTH TRENDS CORP.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING TO BE HELD ON JUNE 25, 2009
The undersigned hereby appoints Chris Sharng or Gary C. Wallace, and each of them, jointly and severally, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of common stock of Natural Health Trends Corp. (the “Company”) which the undersigned is entitled to vote at the annual meeting of the common stockholders to be held at 2050 Diplomat Drive, Dallas, Texas 75234 on Thursday, June 25, 2009 at 9:00 a.m., Dallas, Texas time, and any postponements or adjournments thereof, as fully as the undersigned could if personally present, upon the Items set forth below, revoking any proxy or proxies heretofore given.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES IN ITEM 1 AND FOR ITEM 2 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.
(Continued and to be signed on reverse side)

The board of directors recommends that you vote FOR the following:	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1.	Election of Directors

	☐ FOR ALL	☐ WITHHOLD ALL	☐ FOR ALL EXCEPT

	(01) Randall A. Mason	(02) Stefan W. Zuckut	(03) George Broady

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

2.	The ratification of Lane Gorman Trubitt, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Signature of Stockholder Date:
Signature of Stockholder Date:

Note: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.